UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2010
FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 702-221-7800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information provided in Item 2.03 below is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously announced, on October 29, 2010, Full House Resorts, Inc. (the “Company”), as borrower, entered into a Credit Agreement (the “Credit Agreement”) with the financial institutions from time to time listed therein (the “Lenders”) and Wells Fargo Bank, National Association (“Wells Fargo”) as administrative agent for the Lenders, as collateral agent for the Secured Parties (as defined in the Credit Agreement), as security trustee for the Lenders, as Letters of Credit Issuer and as Swing Line Lender.
On December 17, 2010, the Company entered into a Commitment Increase Agreement and related Assignment Agreements with Wells Fargo and certain Lenders (the “Commitment”). The Commitment increases the funds available under the Credit Agreement from $36 million to $38 million, consisting of a $33 million term loan and a revolving line of credit of $5 million. All other terms of the Credit Agreement remain materially unchanged by the Commitment.
The preceding summary of the Commitment is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On December 20, 2010, the Company issued a press release announcing its entry into the Commitment. A copy of this press release is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	Commitment Increase Agreement dated December 17, 2010 by and among the Company, Bank of Nevada and Wells Fargo.

10.2	Assignment Agreement dated December 17, 2010 by and among the Company, Bank of Nevada and Wells Fargo.

10.3	Assignment Agreement dated December 17, 2010 by and among the Company, Bank of Nevada, Capital One, N.A. and Wells Fargo.

99.1	Press release issued by the Company on December 20, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: December 20, 2010	/s/ Barth F. Aaron
Barth F. Aaron
Secretary/General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Commitment Increase Agreement dated December 17, 2010 by and among the Company, Bank of Nevada and Wells Fargo.

10.2	Assignment Agreement dated December 17, 2010 by and among the Company, Bank of Nevada and Wells Fargo.

10.3	Assignment Agreement dated December 17, 2010 by and among the Company, Bank of Nevada, Capital One, N.A. and Wells Fargo.

99.1	Press release issued by the Company on December 20, 2010.

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